Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	November	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	12/21/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	12/21/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	SEPTEMBER	OCTOBER	NOVEMBER

ASSETS
1.	UNRESTRICTED CASH	$51,248	$326,670	$354,758	$1,605,186
2.	RESTRICTED CASH
3.	TOTAL CASH	$51,248	$326,670	$354,758	$1,605,186
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$504,726	$468,698	$437,817
8.	OTHER (ATTACH LIST)	$76,415	$84,665	$84,665	$84,665
9.	TOTAL CURRENT ASSETS	$127,664	$916,061	$908,120	$2,127,668
10.	PROPERTY, PLANT & EQUIPMENT	$2,188,639	$2,188,639	$2,188,639	$0	[1]
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(831,120)	$(836,838)	$0	[1]
12.	NET PROPERTY, PLANT & EQUIPMENT	$2,188,639	$1,357,519	$1,351,801	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$166,250	$166,250	$0	$0
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$2,482,552	$2,439,830	$2,259,921	$2,127,668
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,054,868	$1,045,066	$570,490
18.	TAXES PAYABLE		$43,071	$76,683	$10,590	[1]
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$6,156,291	$6,097,578	$4,355,725
21.	SECURED DEBT		$290,616	$258,193	$225,680
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$7,544,846	$7,477,521	$5,162,485
PREPETITION LIABILITIES
24.	SECURED DEBT	$267,505	$65,035	$65,035		[1]
25.	PRIORITY DEBT	$3,991,351			$90,306
26.	UNSECURED DEBT	$114,283,485	$1,588,832	$1,588,832	$1,588,832	[2]
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$118,542,341	$1,653,867	$1,653,867	$1,679,138
29.	TOTAL LIABILITIES	$118,542,341	$9,198,714	$9,131,388	$6,841,623
EQUITY
30.	PREPETITION OWNERS' EQUITY		$(73,722,301)	$(73,722,301)	$(73,722,301)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(7,578,724)	$(7,692,486)	$(7,600,208)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$74,542,142	$74,543,320	$(76,608,554)	[3]
33.	TOTAL EQUITY		$(6,758,884)	$(6,871,467)	$4,713,955
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$2,439,830	$2,259,921	$2,127,668

1 Property Plant & Equipment included the buildings that were sold per Dkt. 1089.  Secured Debt and Taxes Payable included property taxes owed on the buildings that were collected at closing.

2 The Schedule Amount for Item 26. Unsecured Debt includes Intercompany Due To/From LPI shown below in Item 32.

3 Intercompany Due To/From Life Partners, Inc.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	SEPTEMBER	OCTOBER	NOVEMBER

8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$24,441	$31,323	$31,323	$31,323
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$51,975	$53,343	$53,343	$53,343
8.	Rent due from Life Partners, Inc.
8.
8.
8.
8.
8
8.	TOTAL - OTHER CURRENT ASSETS	$76,415	$84,665	$84,665	$84,665
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$166,250	$166,250
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$166,250	$166,250	$-	$-
15. OTHER ASSETS
15.
15.
15.
15.
15.
15.
15.
15.
15.
15.	TOTAL - OTHER ASSETS	$-	$-	$-	$-

POSTPETITION LIABILITIES
22.
22.
22.
22.
22.
22.
22	TOTAL - OTHER POSTPETITION LIABILITIES		$-	$-	$-

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		AUGUST	SEPTEMBER	OCTOBER	NOVEMBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$42,251	$51,554	$73,439	$16,408	[1]
12.	RENT & LEASE	$0	$0	$0
13.	OTHER (ATTACH LIST)	$22,352	$15,413	$17,512	$8,894	[1]
14.	TOTAL OPERATING EXPENSES	$64,603	$66,966	$90,951	$25,302
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(64,603)	$(66,966)	$(90,951)	$(25,302)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(10,500)	$(10,000)	$(10,000)	$(1,667)
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0
18.	INTEREST EXPENSE	$36	$31	$798	$29,169
19.	DEPRECIATION / DEPLETION	$5,718	$5,718	$5,718	$6,517
20.	AMORTIZATION	$0	$0	$0
21.	OTHER (ATTACH LIST)	$(35,447)	$39,133	$(183,151)	2
22.	NET OTHER INCOME & EXPENSES	$(4,746)	$39,698)	$35,649	$(149,132)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$804,838	$(6,279)	$(13,826)	$30,577	[3]
24.	U.S. TRUSTEE FEES	$71	$988	$975
25.	OTHER (ATTACH LIST)	$582	$669
26.	TOTAL REORGANIZATION EXPENSES	$805,420	$(5,540)	$(12,838)	$31,552
27.	INCOME TAX	$10
28.	NET PROFIT (LOSS)	$(865,276)	$(21,738)	$(113,762)	$92,278

1 August figures have been adjusted to reflect $3,333.34 that was reclassified from Other to General & Administrative Expenses.

2 Item 21. Other Income & Expense for September is gain recognized on the sale of the airport hangar.  This asset was carried on the books of Life Partners, Inc., but was owned by LPHI, therefore, the corresponding reduction in assets shows on Life Partners, Inc. MOR-1

3 Item 23. Professional Fees for October are negative due to reversing fees previously accrued on LPHI where the invoice received allocate the fees to LPI.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		AUGUST	SEPTEMBER	OCTOBER	NOVEMBER
OPERATING EXPENSES
13.	LEGAL & PROFESSIONAL FEES	$22,352	$15,413	$17,512	$8,894
13.
13.
13.
13.
13.	TOTAL OTHER OPERATING EXPENSES	$22,352	$15,413	$17,512	$8,894
NON-OPERATING INCOME
16.	RENTAL INCOME	$10,000	$10,000	$10,000	$1,667
16.	LATE FEE INCOME	$500			$0
16.
16.	TOTAL NON-OPERATING INCOME	$10,500	$10,000	$10,000	$1,667
OTHER INCOME & EXPENSES
21.	GAIN ON SALE OF AIRPORT HANGAR		$(35,447)			[1]
21.	LOSS ON SALE OF ICE AGE COLLECTION			$39,133	$0
21.	GAIN ON SALE OF BUILDINGS				$(196,072)
21.	FRANCHISE TAX EXPENSE				$12,921
21.	NET OTHER INCOME & EXPENSES	$0	$(35,447)	$39,133	$(183,151)
REORGANIZATION EXPENSES
25.	TRANSCRIPTION SERVICES	$582	$669
25.
25.	TOTAL OTHER REORGANIZATION EXPENSES	$582	$669	$0	$0

1 Item 21 (September). The airport hangar was carried on the books of Life Partners, Inc., but was owned by LPHI, therefore, the corresponding reduction in assets shows on Life Partners, Inc. MOR-1

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		QUARTER	OCTOBER	NOVEMBER	DECEMBER	QUARTER
1.	CASH - BEGINNING OF MONTH	$326,670	$354,758	$1,605,186
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0	$0
4.	POSTPETITION	$0	$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0
7.	SALE OF ASSETS	$268,996	$67,117	$1,389,341	$1,456,458	1
8.	OTHER (ATTACH LIST)	$41,423	$10,000	$1,667	$0	$11,667
9.	TOTAL NON-OPERATING RECEIPTS	$310,419	$77,117	$1,391,008	$0	$1,468,125
10.	TOTAL RECEIPTS	$310,419	$77,117	$1,391,008	$0	$1,468,125
11.	TOTAL CASH AVAILABLE	$310,419	$403,787	$1,745,766	$1,605,186	$1,468,125
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0
13.	PAYROLL TAXES PAID	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$10	$11,510	$11,510
15.	SECURED / RENTAL / LEASES	$0	$0
16.	UTILITIES	$0	$0
17.	INSURANCE	$7,388	$34,572	$35,255	$69,827
18.	INVENTORY PURCHASES	$0	$0
19.	VEHICLE EXPENSES	$0	$0
20.	TRAVEL	$0	$0
21.	ENTERTAINMENT	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0
23.	SUPPLIES	$0	$0
24.	ADVERTISING	$0	$0
25.	OTHER (ATTACH LIST)	$6,624	$12,299	$4,105	$0	$16,404
26.	TOTAL OPERATING DISBURSEMENTS	$14,022	$46,871	$50,870	$0	$97,741
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$947	$89,652	$90,598
28.	U.S. TRUSTEE FEES	$1,950	$650	$650
29.	OTHER (ATTACH LIST)	$2,459	$562	$58	$0	$620
30.	TOTAL REORGANIZATION EXPENSES	$4,409	$2,159	$89,710	$0	$91,869
31.	TOTAL DISBURSEMENTS	$18,431	$49,030	$140,580	$0	$189,610
32.	NET CASH FLOW	$291,989	$28,087	$1,250,428	$0	$1,278,515
33.	CASH - END OF MONTH	$354,758	$1,605,186	$1,605,186

1 Item 7. Sale of Assets for November includes proceeds received from the sale of the buildings net of closing costs & property taxes.  October includes proceeds from the sale of the Ice Age Collection, and September includes $208,996.12 received from the sale of the airplane hangar and a $60,000 down payment on the sale of the Ice Age Collection.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		QUARTER	OCTOBER	NOVEMBER	DECEMBER	QUARTER

OTHER NON-OPERATING RECEIPTS
8.	Lease & Rental Income	$30,500	$10,000	$1,667		$11,667
8.	Return of Retainer	$5,755
8.	Worker's Compensation Dividend	$5,168				$-
8.	Total - Non-Operating Receipts	$41,423	$10,000	$1,667	$-	$11,667

OTHER OPERATING DISBURSEMENTS
25.	Registrar & Transfer Fees	$2,450	$1,050	$2,100		$3,150
25	Penalty Interest on 2014 Property Taxes					$-
25.	Filing Fees	$212		$820		$820
25.	Web Page Hosting	$3,750	$11,249	$1,185		$12,434
25.	Bank Acct Analysis Fee	$213				$-
25.	Total - Other Operating Disbursements	$6,624	$12,299	$4,105	$-	$16,404

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$2,459	$562	$58		$620
29.		$0				$0
29.	Total - Other Reorganization Expenses	$2,459	$562	$58	$-	$620

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

			SCHEDULE AMOUNT	SEPTEMBER	OCTOBER	NOVEMBER
ACCOUNTS RECEIVABLE AGING
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE		$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	November	2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)	$10,590				$10,590	[2]
5.	TOTAL TAXES PAYABLE	$10,590	$0	$0	$0	$10,590

6.	ACCOUNTS PAYABLE		$98,970	$152,024	$319,496	$570,490

STATUS OF POSTPETITION TAXES				MONTH:	November	2015

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING					$0
2.	FICA-EMPLOYEE					$0
3.	FICA-EMPLOYER					$0
4.	UNEMPLOYMENT					$0
5.	INCOME					$0
6.	OTHER (ATTACH LIST)					$0
7.	TOTAL FEDERAL TAXES		$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING					$0
9.	SALES					$0
10.	EXCISE					$0
11.	UNEMPLOYMENT					$0
12.	REAL PROPERTY		$76,683		$76,683	$0	[1]
13.	PERSONAL PROPERTY					$0
14.	OTHER (ATTACH LIST)			$10,590		$10,590	[2]
15.	TOTAL STATE & LOCAL		$76,683	$10,590	$76,683	$10,590
16.	TOTAL TAXES		$76,683	$10,590	$76,683	$10,590

1 All property taxes for calendar 2014 & 2015 were paid at the closing on the sale of the buildings.

2 This is Texas Franchise Tax previously shown on LPI books.  This does not include $90,305.59 considered prepetition.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

	MONTH:	November 2015
BANK RECONCILIATIONS

			Account #1	Account #2	Account #3
A. BANK:			Bank of America	Alliance Bank	Bank of Texas
B. ACCOUNT NUMBER:			3363	613	3772	TOTAL
C. PURPOSE (TYPE):			DIP Account	MoneyMarket	Checking
1.	BALANCE PER BANK STATEMENT				$1,606,354	$1,606,354
2.	ADD: TOTAL DEPOSITS NOT CREDITED					0
3.	SUBTRACT: OUTSTANDING CHECKS				$1,169	$1,169
4.	OTHER RECONCILING ITEMS					$0
5.	MONTH END BALANCE PER BOOKS		$0	$0	$1,605,186	$1,605,186
6.	NUMBER OF LAST CHECK WRITTEN		1013		1039

INVESTMENT ACCOUNTS

			DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER			PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.		TOTAL INVESTMENTS			$0	$0

CASH

12.		CURRENCY ON HAND				$0

13.		TOTAL CASH - END OF MONTH				$1,605,186

Monthly Operating Report

ACCRUAL BASIS-6

ASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	November 2015

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

INSIDERS
	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS							[3]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	&UNPAID
1.	Asset Servicing Group	10/29/15	$344,134	$344,134	$344,134	$502,572	[2]
2.	Bridgepoint Consulting	10/29/15	$70,372	$70,372	$70,372	$665,552	[2]
3.	Epiq Bankruptcy Solutions	05/22/15	$2,318,973	$1,532,306	$2,091,079	$227,894	1&2
4.	Forshey & Prostok, LLP	04/28/15	$154,409	$96,796	$154,409	$0	[1]
5.	Kevin Buchanan & Associates	07/01/15	$140,235	$140,235	$140,235	$0	[2]
6.	Kim Hinkle, Attorney at Law	10/29/15	$80,408	$80,408	$80,408	$128,516	[2]
7.	MMS Advisors					$346,992
8.	Munsch, Hardt, Kopf & Harr, P.C.	10/29/15	$597,453	$597,453	$597,453	$1,161,836	[2]
9.	Phillips Murrah	10/29/15	$82,045	$82,045	$82,045	$72,977
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618	$28,618	$128,618	$0	1&2
11.	Thompson & Knight, LLP	10/29/15	$2,470,095	$2,466,661	$2,470,095	$6,714,050	[2]
12.	Tom Moran, US Trustee			$6,588	$16,220	$520,330	[2]
13.	Smith, Jackson, Boyer & Bovard, PLLC	10/29/15	$7,463	$7,463	$7,463	$52,552	[2]
14.	Predictive Resources					$113,867
15.	D3G/Lewis & Ellis					$111,140
16.	Barbara Pope					$42,477	[2]
17.	TOTAL PAYMENTS TO PROFESSIONALS			$5,453,079	$6,182,531	$10,660,755

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE PROTECTION  PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Bank Direct Capital Finance	$1,105	$1,105	$3,283
2.	First Insurance Funding Corp.	$32,116	$32,116	$222,397
3.
4.
5.
6.	TOTAL	$33,221	$33,221	$225,680

1 Total Paid To Date includes retainers paid in prior months by Life Partners, Inc.

2 These amounts paid were paid by LPI. LPHI paid $6,706.90 of the amount paid to Epiq Bankruptcy Solutions.

3 Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc.  Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

	MONTH:	November 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR		X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS	X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Questionnaire Item 1. The buildings were sold pursuant to court order (Docket 1089).
Questionnaire Item 5. A postpetition loan was received from First Insurance Funding Corp. to finance D&O and E&O insurance premiums. In November, Life Partners received draws of $6,328,476 from Loaned Maturity Funds per Docker 1127.
Questionnaire Item 10. Past due amounts are mainly professional fees incurred after the filing date.
Questionnaire Item 4 & 11. Prepetition Property Taxes were paid at the closing for the sale of the buildings.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER	X
NECESSARY INSURANCE COVERAGES IN EFFECT?
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Commercial Fine Arts insurance thru Travelers Lloyds Insurance was cancelled due to sale of artifacts (Ice Age Collection).

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	&FREQUENCY
Directors & Officers	Illinois National	09/30/15- 09/30/16
Errors & Omissions	Indian Harbor	09/30/15- 09/30/16
Total for Financed thru	First Insurance Funding Corp		$32,116.09 /month
Commercial Package*	Allied Insurance	06 /14/15- 06/13/16	$923.79 /month
Commercial Fine Arts	Travelers Lloyds Insurance	06 /14/15- 06/14/16	$285.10 /month	[1]
Cyber Liability	Beazley Insurance	05 /12/15- 06/12/16	$1,104.82 /month

* includes auto, building, edp, excess liability

[1] This obligation has been paid in full in November.